UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 24, 2005

                                AUTOCARBON, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                 005-78248                   33-0976805
-----------------------------      ------------            -------------------
(State or other jurisdiction       (Commission                (IRS Employer
     of incorporation)             File Number)            Identification No.)

                126 E. 83rd Street, Suite 2F, New York, NY 10028
              (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (212) 717-4254

                                   Copies to:
                               Marc J. Ross, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

SHARE PURCHASE AGREEMENT

         On January 24, 2005, Autocarbon, Inc., a Delaware corporation (the "Company"), entered into a Share Purchase Agreement with Natural Pharmatech, Inc., a British Virgin Islands corporation ("Natural Pharmatech"), and the shareholders of Natural Pharmatech. Under the terms of the Share Purchase Agreement, the Company agreed to acquire 100% of Natural Pharmatch's shares in exchange for 80% of the Company's common stock, which will be issued to the Natural Pharmatech shareholders. The Company intends to change its name to "Global Pharmatech, Inc."

ABOUT NATURAL PHARMATECH, INC.

         Natural Pharmatech, through its subsidiaries, develops, manufactures and markets proprietary drugs that are based on Traditional Chinese Medicine. Natural Pharmatech also offers a full range of "start to finish" biotech services, from R&D and testing, to manufacturing drugs in liquid and solid dose forms, to sales and marketing. Natural Pharmatech utilizes unique extraction methods and innovative techniques that have been developed by its R&D team. Natural Pharmatech's core business to date has been licensing its R&D patents and technologies for botanical/biological drug products. Natural Pharmatech's operations are currently conducted only in the People's Republic of China.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statements of businesses acquired.

      Not applicable.

(b) Pro forma financial information.

      Not applicable.

(c) Exhibits.

EXHIBIT
NUMBER                                  DESCRIPTION
-------     --------------------------------------------------------------------
4.1         Share Purchase Agreement, dated as of January 24, 2005, by and among
            Autocarbon, Inc., Natural Pharmatech, Inc. and the shareholders of
            Natural Pharmatech, Inc.


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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           AUTOCARBON, INC.


Date: January 27, 2005                     /s/ Simon Thurlow
                                           -------------------------------------
                                           Simon Thurlow
                                           President and Chief Financial Officer



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